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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   MAY 24, 2001
                                                  ------------------------------



                          SPECIALTY LABORATORIES, INC.
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               (Exact name of registrant as specified in charter)



        CALIFORNIA                001-16217                     95-2961036
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(State or other jurisdiction     (Commission                  (IRS Employer
     of incorporation)           File Number)                Identification No.)


2211 MICHIGAN AVENUE, SANTA MONICA, CALIFORNIA                          90404
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code    (310) 828-6543
                                                    ----------------------------




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         (Former name or former address, if changed since last report.)




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ITEM 5   OTHER EVENTS

         On May 24, 2001, Specialty Laboratories, Inc. (the "Registrant") announced the signing of a three-year agreement with AmeriNet. A copy of the press release issued by the Registrant on May 24, 2001 concerning the foregoing matter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7             FINANCIAL STATEMENTS AND EXHIBITS

   (c)  EXHIBITS   The following document is filed as an exhibit to this report:
        --------
        99.1       Press Release dated May 24, 2001.








                                       2
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Specialty Laboratories, Inc.



Date:  June 12, 2001                     By: /s/ FRANK J. SPINA
                                            ------------------------------------
                                             Frank J. Spina,
                                             Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBITS         The following document is filed as an exhibit to this report:
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99.1             Press Release dated May 24, 2001.